SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Information Analysis Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INFORMATION ANALYSIS INCORPORATED

11240 Waples Mill Road, Suite 201

Fairfax, Virginia 22030

Notice of Annual Meeting of Stockholders

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Information Analysis Incorporated, a Virginia corporation (the “Company”), will be held on Tuesday, November 16, 2004, at 10:00 a.m., local time, at the offices of Information Analysis Incorporated, 11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030, for the following purposes:

1.	To elect four (4) directors to serve for the ensuing year;

2.	To ratify the selection of independent auditors for fiscal 2004,

3.	To consider and act upon any matter incidental to the foregoing and any other matters which may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on October 1, 2004 as the record date for determination of stockholders entitled to notice of and vote at the and at any adjournment thereof.

All stockholders are cordially invited to attend the meeting. However, to assure that a quorum is present at the meeting on November 16, 2004, please mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose whether or not you expect to attend the meeting. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors,

/s/ Richard S. DeRose
Richard S. DeRose
Secretary

11240 Waples Mill Road, Suite 201

Fairfax, Virginia 22030

October 15, 2004

INFORMATION ANALYSIS INCORPORATED

11240 Waples Mill Road, Suite 201

Fairfax, Virginia 22030

PROXY STATEMENT

October 15, 2004

The enclosed Proxy is solicited by the Board of Directors of INFORMATION ANALYSIS INCORPORATED, a Virginia corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held at the offices of the Company, 11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030 at 10:00 a.m. on Tuesday, November 16, 2004 and at any adjournment or adjournments thereof.

On October 1, 2004 there were 10,283,515 shares of Common Stock (the “Common Stock”) outstanding. Stockholders of record at the close of business on October 1, 2004 will be entitled to vote at the meeting or any adjournment thereof. The Company has no other voting securities.

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. A quorum for the meeting is a majority of the shares outstanding. The proposals to be voted upon by the stockholders of the Company require the votes of a majority of the voting securities present at the meeting for approval. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder in “street name” has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

The Directors and officers of the Company as a group own approximately 21.6% of the outstanding voting securities of the Company. Each of the Directors and officers has indicated his intent to vote all shares of Common Stock owned or controlled by him in favor of each item set forth herein.

Execution of a Proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor all items set forth herein.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the person named in the Proxies. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

This Proxy Statement and the accompanying Proxy were first mailed to stockholders on or about October 15, 2004.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. A board of four (4) directors is to be elected at the meeting. Shares represented by all proxies received and not so marked as to withhold authority to vote for any individual Director or for all Directors will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below.

The Board of Directors of the Company currently consists of one member who is the Chief Executive Officer of the Company (Sandor Rosenberg), and three non-employee members (Charles A. May, Jr., Bonnie K. Wachtel, and James D. Wester).

During the period commencing January 1, 2003 and ending December 31, 2003 (“fiscal 2003”), there was one (1) meeting of the Board of Directors of the Company. During 2003 each director of the Company attended 100% of the meetings of the board and the committees of the board of which he or she served.

Audit Committee

Ms. Wachtel (Chairman) and Messrs. Wester and May served as members of the Audit Committee of the Board of Directors of the Company. Each of the named members meets the NASDAQ Stock Market listing standards of independence. The Audit Committee held one (1) meeting during fiscal 2003, which was attended by all members. Three meetings with outside auditors were held with the Audit Committee Chairman. The Audit Committee is responsible for recommending and engaging the appointment of outside auditors, reviewing financial reports of the Company and performing such other functions as directed from time to time by the Board.

Audit Committee Report

The Board has adopted a written charter for the Audit Committee. The Audit Committee has reviewed and discussed the audited financial statements and the adequacy of the Company’s internal controls with management and with the Company’s independent public accountants. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the audit of the Company’s financial statements. The audit committee has received from the independent accountants all required written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant’s independence. Based on the reviews and discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements for the years ended December 31, 2003 and 2002, be included in the Company’s Annual Report on Form 10-KSB for 2003 for filing with the Securities and Exchange Commission.

Respectfully Submitted,

Charles A. May, Jr.

Bonnie K. Wachtel

James D. Wester

The Audit Committee Charter is attached hereto as Appendix I.

Compensation Committee

Ms. Wachtel (Chairman) and Mr. May served as members of the Compensation Committee of the Board of Directors of the Company. The Compensation Committee reviews the compensation and benefits of the Company’s officers and the general policies regarding employee compensation and benefits. Based upon these reviews, the committee recommends changes when necessary and administers the issuance of stock options to officers and directors. There was one committee meeting during 2003 which was attended by all members.

Nominating Committee

The Board of Directors currently has a standing nominating committee consisting of all Board members. The committee does not operate under a charter at this time. Ms. Wachtel and Messrs. May and Wester meet the NASDAQ Stock Market listing standards of independence. Mr. Rosenberg is not independent. The Board will, as a matter of policy, give consideration to nominees recommended by stockholders. A stockholder who wishes to recommend a nominee should direct his or her recommendation in writing to the Company’s Board of Directors at the Company’s address. Stockholder recommendations will be evaluated under the same criteria as Board recommendations. Nominees are evaluated based upon their levels of success over time in decision-making roles in their respective industries, must represent the highest character and integrity, and must have an understanding of the issues related specifically to the information technology field, especially as the issues relate to government contracting. Nominees must also understand the dynamic complexities related to the increasingly active role directors are expected to assume in this era of public company reporting. There were no nominee recommendations provided by security holders for consideration for inclusion in this year’s ballot.

Contacting the Board of Directors

Any shareholder who desires to contact our Board, or any of its members, should write to:

Board of Directors of Information Analysis Incorporated

ATTN: (Board member name)

11240 Waples Mill Road, Suite 201

Fairfax, Virginia 22030

The terms of all current directors of the Company will expire at the time of the 2004 Annual Meeting. The Company proposes for re-election as directors of the Company each of Messrs. Rosenberg, May, and Wester, and Ms. Wachtel for a term ending at the 2005 Annual Meeting. If you do not wish your shares to be voted for any particular nominee, please identify the exceptions in the appropriate space provided on the proxy card.

If at the time of the meeting, one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors or, if none, the size of the Board will be reduced. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

All nominees are currently Directors of the Company and have served continuously since the date of their election shown below. The following table sets forth, for each nominee, the nominee’s age and the date such nominee became a director of the Company. Following the table is a brief description of each nominee’s principal occupation for at least the past five years.

Name of Nominee	Age	Director Since
Sandor Rosenberg	57	1979
James C. Wester	66	1985
Bonnie K. Wachtel	49	1992
Charles A. May, Jr.	67	1997

Sandor Rosenberg, 57, is the founder of the Company and has been Chairman of the Board and Chief Executive Officer of the Company since 1979, and President since 1998. Mr. Rosenberg holds a B.S. degree in Aerospace Engineering from Rensselaer Polytechnic Institute, and has done graduate studies in Operations Research at George Washington University.

James D. Wester, 66, has been a Director since 1985. He has been a computer services marketing consultant for more than 15 years. Since 1984, he has been president of Results, Inc. Mr. Wester obtained a B.M.E. degree from Auburn University and an M.B.A. from George Washington University.

Bonnie K. Wachtel, 49, has been a Director since 1992. Since 1984, she has served as vice president and general counsel of Wachtel & Co., Inc., investment bankers in Washington, D.C. Ms. Wachtel holds BA and MBA degrees from the University of Chicago and a JD from the University of Virginia. She is a director of Integral Systems, Inc., a provider of computer systems and software for the satellite communications market; and VSE Corporation, a provider of technical services to the federal government.

Charles A. May, Jr., 67, is a consultant focusing on national security and defense conversion issues. In 1992, he retired as a Lt. General from the Air Force where he last served as Assistant Vice Chief of Staff, Headquarters US Air Force, Washington, D.C. He is a graduate of the U.S. Air Force Academy, where he once served as an Associate Professor of Political Science. General May has also graduated from the NATO Defense College and has completed the University of Pittsburgh’s Management Program for Executives.

Compensation of Directors

Standard Arrangements. Directors of the Company who are not executive officers of the Company may receive a stipend of $500 per quarter plus reimbursement of reasonable expenses incurred in attending meetings. No directors received cash stipends for the fiscal years ending December 31, 2003 or 2002.

Other Arrangements. On May 27, 2003, directors of the Company who are not executive officers of the Company received Non-Statutory Stock Options of 10,000 shares each. The options vested on date of issue. The exercise price of $0.22 is equal to the closing price on the date of issue. The directors receiving options were General Charles A. May, Jr., Bonnie K. Wachtel, and James D. Wester.

Vote Required and Recommendation of the Board of Directors

Each stockholder of the Company will have one vote for each share of Common Stock such stockholder holds in the Company. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Virginia law.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE NOMINEES SET FORTH HEREIN.

Executive Officers

The current executive officers of the Company are Sandor Rosenberg, Chairman and Chief Executive Officer; Richard S. DeRose, Executive Vice President, Chief Financial Officer, Treasurer, and Secretary and Stanley A. Reese, Senior Vice President and Chief Operating Officer. There are no family relationships among any of the executive officers, directors, or persons nominated to become directors of the Company. The executive officers are chosen annually at the first meeting of the Board of Directors following the annual meeting of stockholders and serve for one year and until their successors are chosen and qualify.

The previous identification of directors sets forth the age, business experience, and certain other information regarding Mr. Rosenberg.

Richard S. DeRose, 66, joined the Company in 1991 upon the acquisition of DHD, Inc., a company founded by Mr. DeRose and of which he was President and Chief Executive Officer. Prior to DHD, Mr. DeRose held several management positions in the information technology and telecommunication industries at RCA, Burroughs, and MCI. Mr. DeRose holds a BS degree in Science from the US Naval Academy and an MS degree in Computer Systems Management from the US Naval Post Graduate School.

Stanley A. Reese, 48, joined the Company in 1993. Mr. Reese has been Senior Vice President since 1997 and Chief Operating Officer since March 1999. From 1992 to 1993, he served as Vice President, Technical Services at Tomco Systems, Inc. Prior to Tomco Systems, he served as Senior Program manager at ICF Information Technology, Inc. Mr. Reese has over 19 years experience managing and marketing large scale mainframes.

Significant Employees

Matthew T. Sands, 33, joined the Company as Controller in April 2002. He is a Certified Public Accountant, and has worked in the fields of accounting and finance since 1994. He holds a BS degree in Accounting with a second major in finance from the University of Delaware.

Audit Committee Financial Expert

The Company’s Board of Directors has determined that it has one financial expert, Bonnie K. Wachtel, serving on its audit committee. Ms. Wachtel was educated as a business executive in graduating with her MBA from University of Chicago, and she is a principal and vice president of Wachtel & Co., Inc., where she is a financial analyst. Ms. Wachtel has been determined to be independent under the Exchange Act.

Security Ownership of Certain Beneficial Owners & Management

The following table sets forth, as of October 1, 2004 the number of shares and percentage of the Company’s Common Stock owned by all persons known by the Company to own beneficially more than 5% of the Company’s Common Stock, by each director, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group. This information has been obtained in part from such persons and in part from the Company’s records. Each person has sole voting and investment power with respect to the shares indicated except for shares which may be acquired upon exercise of options and as otherwise noted.

TITLE OF CLASS: INFORMATION ANALYSIS INCORPORATED COMMON STOCK

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)		Percent Of Class
Sandor Rosenberg, Chairman, CEO, and Director	1,832,800	(3)	17.7
Richard S. DeRose, Executive Vice President	390,900	(4)	3.7
Stanley A. Reese, Senior Vice President	225,750	(5)	2.2
Charles A. May, Jr., Director	66,000	(6)	*
Bonnie K. Wachtel, Director	232,800	(7,8)	2.2
James D. Wester, Director	429,355	(9)	4.1
Kenneth Parsons	712,500	(10)	6.5
Traditions LP	1,500,000	(11)	13.9
All directors and executive officers as a group	3,177,605	(12)	28.2

*	less than 1%

(1)	The address of all beneficial holders is in care of the Company, except Ms. Wachtel, whose address of record is 1101 14th St. NW, Washington, DC 20001, Kenneth Parsons, whose address of record is 4318 Pennbrooke Court, West River, MD 20764, and Traditions LP, whose address of record is 1717 Main Street, Suite 2500, Dallas, TX 75201.

(2)	All shares are held outright by the individuals listed. References to options and warrants include all options and warrants exercisable within 60 days of October 1, 2004.

(3)	Includes conversion privilege of 80,000 shares.

(4)	Includes options on 192,900 shares.

(5)	Includes options on 203,750 shares

(6)	Includes options on 26,000 shares and conversion privilege of 40,000 shares.

(7)	Includes options on 23,000 shares and conversion privilege of 100,000 shares.

(8)	Conversion privilege owned and controlled by Wachtel & Co., Inc. Ms. Wachtel disclaims control over and therefore beneficial ownership of conversion privilege.

(9)	Includes options on 200,000 shares and conversion privilege of 100,000 shares.

(10)	Includes options on 712,500 shares.

(11)	Includes warrants on 500,000 shares.

(12)	Includes options on 645,650 shares and conversion privilege of 320,000 shares.

Executive Compensation

The Summary Compensation Table below sets forth individual compensation information for the Chief Executive Officer and the other executive officers serving as executive officers as of December 31, 2003 (collectively “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation		Securities Underlying Options (#)
		Salary	Bonus
Sandor Rosenberg	2003	$93,994	—	—
Chairman of the Board and	2002	$125,000	—	—
Chief Executive Officer	2001	$85,165	—	—
Richard S. DeRose	2003	$93,994	—	50,000
Executive Vice President	2002	$125,000	—	—
Chief Financial Officer	2001	$87,017	—	—
Stanley A. Reese	2003	$95,076	—	50,000
Senior Vice President and	2002	$125,000	—	—
Chief Operating Officer	2001	$82,742	—	—

No Named Executive Officer has received any perquisite or benefit, securities, or property that exceeded the lesser of $50,000 or 10% of the total annual salary and bonus reported for such executive officer.

Option Grants in Last Fiscal Year

The following table sets forth all option grants during 2003 to all executive officers:

Option Grants in Last Fiscal Year

Name	Granted	% of Total Options Granted To Employees in Fiscal Year	Exercise Price	Expiration Date
Richard S. DeRose	50,000	17.8%	$0.22	05/27/2013
Stanley A. Reese	50,000	17.8%	$0.22	05/27/2013

The following table depicts option exercise activity in the last fiscal year and fiscal year-end option values with respect to each of the Named Executive Officers. The value of unexercised in-the-money options at December 31, 2003 equals the market value of the underlying common stock at December 31, 2003 minus the option exercise price. The fair market value of the Company’s common stock at December 31, 2003 was $0.20.

Aggregated Option Exercises in Last Fiscal Year and FY End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at 12/31/03		Value of Unexercised In- the-Money Options at 12/31/03
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard S. DeRose	—		167,900	50,000	$—	—
Stanley A. Reese	—		178,750	50,000	$—	—

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

On June 18, 1997, the Company agreed in writing to provide to Richard S. DeRose, Executive Vice President, Chief Financial Officer, and Secretary, twelve months severance pay of his base salary, payable in normal payroll increments, in the event of the termination of his employment other than for cause. In the event of a change of control or the sale or transfer of substantially all of the Company’s assets, the Company agreed that in the event of Mr. DeRose’s termination, substantial reduction of duties, or requirement to be based at a location outside of a 30-mile radius of Fairfax, Virginia, he will receive a twelve month severance payment of base salary, payable in lump sum or monthly, at the Company’s discretion.

Legal Proceedings

The Company has knowledge of no material proceeding to which any director, officer or affiliate, any owner of record or beneficial owner of more than 5% of the Company’s stock, or any security holder is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “Commission”) and any national securities exchange on which the Company’s securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, the following executive officers, Directors and 10% beneficial owners failed to file on a timely basis the forms required under Section 16(a) of the Exchange Act:

Name	Year	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Known Failure To File a Form
None

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors, on the recommendation of its Audit Committee, has selected the firm of Rubino & McGeehin, Chtd. (“Rubino & McGeehin”), independent auditors, as auditors of the Company for the fiscal year ending December 31, 2004.

A representative of Rubino & McGeehin will not be present at the Annual Meeting and will not make a statement or be available to answer questions from stockholders

Although stockholder approval of the Board of Directors’ selection of Rubino & McGeehin is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection.

If this proposal is not approved at the Meeting, the Board of Directors will reconsider its selection of Rubino & McGeehin.

Audit Fees

The following table is a summary of the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant.

Fee Category	Fiscal 2003 Fees	Fiscal 2002 Fees
Audit Fees	$38,500	$52,482
Audit-Related Fees
- Out of Pocket Expenses	636	587
Tax Fees	3,505	5,543
Other Fees
- Research Tax Loss Carryforward Rules	1,425	—
- Audit of Information Analysis Incorporated Profit Sharing Plan for the years ended December 31, 2000, 2001 and 2002	12,500	—

Total Fees and Services	$56,566	$58,612

The Audit Committee directly engages the Independent Certified Public Accountants as it relates to the audit of the Company’s fiscal year and the reviews of its fiscal quarters and the associated fees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” SO AS TO RATIFY THE SELECTION OF RUBINO & MCGEEHIN AS THE COMPANY’S INDEPENDENT ACCOUNTANTS.

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters described above, there will be an address by the Chief Executive Officer and a general discussion period during which stockholders will have an opportunity to ask questions about the business of the Company.

If any matter not described in this proxy statement should come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend. At the time this proxy statement went to press, the Board of Directors knew of no other matters which might be presented for stockholder action at the meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS

Proposals intended for inclusion in next year’s proxy statement should be sent to the Corporate Secretary of the Company at 11240 Waples Mill Rd. Suite 201, Fairfax, VA 22030, and must be received by February 15, 2005.

SOLICITATION OF PROXIES

The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. No additional compensation will be paid to directors, officers, or regular employees for such services. Arrangements will be made with banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record by such persons or firms, and the Company will reimburse such persons of firms for reasonable out-of-pocket expenses incurred by them in so doing.

REVOCATION OF PROXY

Subject to the terms and conditions set forth herein, all Proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless prior to the meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

ANNUAL REPORT

Stockholders may obtain a copy of the Company’s complete Annual Report on Form 10-KSB, which includes the audited financial statements for the Company’s most recent fiscal year ended December 31, 2003 on the Company’s web site, www.infoa.com, or by mail by submitting a written request to:

Information Analysis Incorporated

Attn: Investor Relations

11240 Waples Mill Road, Suite 201

Fairfax, Virginia 22030

MISCELLANEOUS

The management does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying Proxy to vote, or otherwise act, in accordance with his judgment on such matters.

By Order of the Board of Directors

/s/ Richard S. DeRose
Richard S. DeRose, Secretary

Dated: October 1, 2004

Appendix I

Audit Committee Charter of the Board of Directors of

Information Analysis Incorporated

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Information Analysis Incorporated (the “Company”) designed to assist the Board in overseeing and monitoring (1) the accounting and financial reporting processes of the Company, including, management conclusions regarding the adequacy of the Company’s internal controls, (2) audits of the financial statements of the Company, (3) the independence and performance of the Company’s independent auditors and (4) the compliance by the Company with legal and regulatory requirements.

I. Roles and Responsibilities

A. Maintenance of Charter. The Committee shall review and reassess the adequacy of this formal written charter (the “Charter”) on at least an annual basis.

B. Financial Reporting. The Committee, to the extent necessary and appropriate, shall:

•	Review and discuss with the independent auditor the scope and plans for its audit examination, its audit procedures and the results of the annual audit examination, including any accompanying management letters.

•	Review and discuss with management and with the Company’s independent auditors the Company’s audited financial statements, including disclosures made in management’s discussion and analysis, and indicate to the Board whether the Committee recommends that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB.

•	Prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

•	Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s audited financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•	Review and discuss with the independent auditors:

1.	All critical accounting policies and practices used by the Company;

2.	All alternative treatments of financial information within generally accept accounting principles that have been discussed with management, ramifications of the use of alternative disclosures and treatments and the treatment preferred by the independent auditor;

3.	Other material written communications between the independent auditor and management, including the management letter and the schedule of unadjusted differences (if any).

•	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	Review with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-QSB. The review may be conducted through a designated representative member of the Committee.

C. Relationship with Independent auditors. The Committee shall:

•	Have sole authority to appoint, determine funding for, retain and oversee independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the audit committee in accordance with this paragraph, for the compensation to independent auditors.

•	Pre-approve all audit services and permissible non-audit services (including the fees and terms thereof), subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit, and subject to the ability of the committee to delegate to a subcommittee the approval of permissible non-audit services.

•	At least annually, obtain and review a report by the independent auditor describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard I, actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that might impact the independence and objectivity of the independent auditor, and take, or recommend that the Board take, appropriate action with respect to any relationships disclosed.

D. Ethics/Compliance: Resolution of Complaints. The Committee shall:

•	Oversee the Company’s Compliance Program and compliance with its Code of Ethical Conduct, which will include (but not be limited to) a code of conduct for senior financial officers as contemplated by Section 406(c) of the Sarbanes-Oxley Act of 2002.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters (which may be part of the Company’s general code of ethics and compliance procedures).

•	Ensure, to the extent possible, that such complaints by employees regarding questionable accounting and auditing matters are treated confidentially and anonymously.

•	Consistent with the Code of Ethical Conduct, the Committee shall review, approve or disapprove, and report to Board regarding all “related party transactions (as defined in Securities and Exchange Commission Regulation S-K, Item 404), including all transactions between the Company and any director or executive officer (excepting compensation relationships for their services as such), and between the Company and any person or entity in which a director or executive officer has a material financial interest.

II. Membership Requirements

•	The Committee shall consist of at least two directors chosen by the Board.

•	The members of the Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Section 10A(m)(3) of the Exchange Act and the rules and regulations of the SEC.

•	Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

•	At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background (such as a position as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) which results in financial sophistication, recognized financial or accounting expertise.

•	No member of the Committee shall either directly or indirectly accept any consulting, advisory or other compensatory fee from the Company other than for service on the Board or a committee.

III. Structure

•	The Committee shall appoint one of its members to act as a Chairperson, either generally or with respect to each meeting.

•	The Committee Chairperson shall review and approve an agenda in advance of each meeting.

•	The Committee shall meet at least annually, or more frequently as circumstances dictate.

•	The Committee shall meet with management and the independent auditor in separate executive sessions at least once annually, or more frequently as circumstances dictate.

•	The Committee shall have authority to conduct or authorize investigations into any matters within its scope of responsibilities.

•	The Committee shall have the authority to engage, and determine funding for, special legal, accounting or other advisors as it deems necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee and for any other ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•	The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements or disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and, to the extent indicated in their reports thereon, the independent audit.

INFORMATION ANALYSIS INCORPORATED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFORMATION ANALYSIS INCORPORATED

The undersigned hereby appoints Richard S. DeRose with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Information Analysis Incorporated held on record by the undersigned on October 1, 20024, at the annual meeting of the stockholders to be held on November 16, 2004 or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.	ELECTION OF DIRECTORS

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐	FOR ALL EXCEPT
(See instructions below)

NOMINEES:

•	Sandor Rosenberg

•	Charles A. May, Jr.

•	Bonnie K. Wachtel

•	James D. Wester

INSTRUCTION:

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	The ratification of the appointment of Rubino & McGeehin as the independent auditors of the Company

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE SELECTION OF RUBINO & MCGEEHIN AS INDEPENDENT AUDITORS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

Signature of Stockholder	Date:

Signature of Stockholder	Date: